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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): April 17, 2000


                            THE B.F.GOODRICH COMPANY
               (Exact Name of Registrant as Specified in Charter)






   New York                      1-892                         34-0252680
(State or Other               (Commission                    (IRS Employer
Jurisdiction of               File Number)                 Identification No.)
 Incorporation)

                                3 Coliseum Centre
                              2550 West Tyvola Road
                         Charlotte, North Carolina 28217
               (Address of Principal Executive Offices)(Zip Code)


       Registrant's telephone number, including area code: (704) 423-7000

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ITEM 5.  OTHER EVENTS

         On April 17, 2000, The B.F.Goodrich Company (the "Company") issued a press release announcing that it intends to focus on its Aerospace and Engineered Industrial Products segments and will divest the Company's Performance Materials segment. A copy of such press release is filed as Exhibit
99.1 hereto and is incorporated by reference herein.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)      Financial Statements of Businesses Acquired.

         None.

(b)      Pro Forma Financial Information

         None.

(c)      Exhibits

         Exhibit 99.1 The B.F.Goodrich Company Press Release dated April 17, 2000 titled "BFGoodrich to Focus on Aerospace and Engineered Industrial Products - Plans to Divest Performance Materials Segment".


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             THE B.F.GOODRICH COMPANY
                                             (Registrant)


Date:  April 17, 2000                        By:   /s/ Kenneth L. Wagner
                                                   ---------------------------
                                                   Kenneth L. Wagner
                                                   Senior Counsel and Assistant
                                                   Secretary



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